UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

The Asia Pacific Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2008

Date of reporting period: 3/31/2008

Item 1 – Reports to Stockholders

ANNUAL REPORT

March 31, 2008

The Asia Pacific Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Altman Group, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106.

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2007/2008
June	$25.31	$28.75	—
September	32.45	35.86	—
December	24.27	25.40	$8.15
March	19.75	21.70	—

Financial Year 2006/2007
June	$18.90	$20.18	—
September	19.90	21.96	—
December	22.80	23.46	$2.96
March	21.22	24.03	—

Financial Year 2005/2006
June	$15.25	$16.69	—
September	16.21	17.89	—
December	16.61	18.65	$0.68
March	18.39	20.54	—

Financial Year 2004/2005
June	$12.05	$13.88	—
September	13.44	14.58	—
December	14.64	16.07	$0.15
March	14.65	16.62	—

Financial Year 2003/2004
June	$10.10	$10.73	—
September	11.96	12.46	—
December	14.20	13.76	$0.18
March	13.90	14.90	—

*	Total per share distributions over the 5 years to March 31, 2008 amounted to $12.12. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $25.68.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

David J. Brennan

Robert H. Burns

Olarn Chaipravat

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Robert F. Gunia, Vice-President and Treasurer

M. Sadiq Peshimam, Assistant Treasurer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2008

Overview

During the fiscal year ended March 31, 2008, the Fund’s net asset value (NAV) per share, on a dividend reinvested basis, rose 19.0%. In line with industry practice this total return assumes that the dividend of $8.15 per share was re-invested immediately in the Fund at the NAV of $25.61 per share. The return compares with the Fund’s referenced benchmark’s (MSCI All Countries Far East Ex-Japan Gross Index, in US$ terms) total return of 17.9%.

The top three performing markets, as measured by the MSCI country indices in US Dollar (USD) terms over the period, were Indonesia (+48.1%), Thailand (+46.4%) and India (+30.8%). The bottom three were Singapore (+7.7%), The Philippines (+8.0%) and Malaysia (+12.0%). The strong returns achieved by Asian equities were aided by the strong Asian currencies versus the USD over the period. There were, however, two currencies which weakened slightly against the USD, the South Korean Won and the Indonesian Rupiah.

For comparative purposes, over the fiscal year, the S&P 500 and MSCI World indices’ gross returns in USD terms were -5.1% and -2.8% respectively.

Dissecting the trend of Asian markets over the fiscal year to March 31st 2008, one can observe four phases as depicted in Chart 1.

Chart 1. MSCI AC Far East Ex-Japan Gross Index (March 2007 – March 2008)

Source: Factset

The Asia Pacific Fund, Inc.

The first phase, from April to late July 2007, witnessed a strong rally. The 25% rise in the Asian markets was boosted by upgrades in economic and earnings growth not just in China but across the region, against the backdrop of a neutral US Fed Funds policy.

The second phase – during mid-summer – was marked by a severe correction prompted by worsening news on the US housing sector and large write-downs in the value of sub-prime debt holdings by US and European financial institutions.

The third phase, from late August to October 2007, saw a strong rally in equity markets following the dramatic shift in US Fed monetary policy and China’s ‘through-train’ announcement.

The rally started in the third week of August, spearheaded by the surprise cut, in between Federal Open Market Committee (FOMC) meetings, in the US Discount Rate. This was followed by a 100 bps cut in the Fed Funds rate over the ensuing three months. In addition, the US Fed, the European Central Bank and the Bank of England all committed to inject funds in their banking systems in order to help to ‘un-freeze’ inter-bank lending. Meanwhile, in the region, the President of China made an announcement which would allow individual investors from China to invest in offshore equity markets, with the Hong Kong market rumoured to be the first port of call (“through-train”). This announcement fired up all shares listed on the HK Exchange, and prompted a 96% jump in the MSCI China index from mid-August to the end of October.

The fourth phase, lasting over the five month period from November 2007 to March 2008, signalled a return to a bear trend dominated by rising global and regional uncertainties. Global concerns included the negative implications of further write-offs of sub-prime and other mortgage-related debt holdings by US and global financial institutions, the collapse of Northern Rock in the UK and Bear Stearns in the US, unfavourable economic growth data in the OECD bloc, the strong rise in all commodities prices, and renewed risk aversion among the investment community. Within Asia, investors showed concern over the rising trend of food prices, and resultant higher headline inflation rates. This was most visible in strongly-growing economies such as Vietnam, China and India. Investors in the HK-China markets were also disappointed by the indefinite delay in the implementation of the ‘through train’ programme, encouraging traders to sell out of these markets.

At the sectoral level, over the fiscal year, out-performing sectors included Energy, Telecoms and Materials. Relative under-performers included Technology, Financials and Utilities.

An analysis of the various styles shows that price and earnings momentum dominated over the period to October. Large-cap value and more defensive styles dominated over the latter period to March 2008.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 1.  Stock Market Performance

Period : 03/31/2007 to 03/31/2008 (MSCI free indices on a gross basis in USD terms)

Country – Index	2Q 2007%	3Q 2007%	4Q 2007%	1Q 2008%	1 Yr to 03/31/2008%
North Asia
China	24.5	41.9	–3.6	–23.7	29.8
Taiwan	14.2	6.9	–7.7	5.3	18.7
Hong Kong	5.8	23.9	7.1	–18.9	13.9
South Korea	18.3	14.0	–4.6	–12.7	12.3
ASEAN
Indonesia	16.0	15.5	18.2	–6.5	48.1
Thailand	18.1	13.5	5.6	3.4	46.4
Malaysia	8.8	1.0	12.3	–9.3	12.0
Philippines	21.0	–0.2	7.7	–16.9	8.0
Singapore	10.5	9.0	–3.4	–7.4	7.7
South Asia
India	20.8	20.2	23.3	–27.0	30.8
Region
All Countries Combined Far East Ex-Japan Gross	15.6	18.7	–1.7	–12.6	17.9
Source: Morgan Stanley Capital International, Factset.

Table 2.  Currency Market Performance vs USD (Month-ends)

Period: 03/31/2007 to 03/31/2008

Currency – USD/local rate	March 2007	June 2007	Sept 2007	Dec 2007	March 2008	12M Change (%)
North Asia
Chinese Renminbi	7.73	7.61	7.51	7.30	7.01	10.2
New Taiwan Dollar	33.09	32.87	32.64	32.43	30.38	8.9
Hong Kong Dollar	7.81	7.82	7.77	7.80	7.78	0.4
South Korean Won	941	924	915	936	990	–5.0
ASEAN
Philippine Peso	48.25	46.25	45.05	41.28	41.77	15.5
Thai Baht	35.01	34.53	34.28	33.69	31.49	11.2
Singapore Dollar	1.52	1.53	1.48	1.44	1.38	10.2
Malaysian Ringgit	3.46	3.45	3.41	3.31	3.20	8.1
Indonesian Rupiah	9,125	9,035	9,145	9,393	9,205	–0.9
South Asia
Indian Rupee	43.47	40.73	39.85	39.42	40.12	8.3
Source: Baring Asset Management, Factset.

The Asia Pacific Fund, Inc.

Chart 2.  Performance of the Asia Pacific Fund’s NAV against its Benchmark Index

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Source: Baring Asset Management, Factset

Note: This chart begins with the start date of the Index, MSCI AC Far East (Free) excl. Japan on 12.31.87.

Source: Baring Asset Management, Factset.

Performance

The Fund’s NAV per share began the year at $24.03 and finished at $21.70. Taking into account the distribution in December 2007 of income and capital gains of $8.15 per share, the Fund’s total return over the fiscal year on a dividend reinvested basis was +19.0%. This return compares with the Fund’s referenced benchmark total return as measured by the MSCI All Countries Far East Ex-Japan Index of +17.9%.

Over the fiscal year to March 31, 2008, the Fund’s attribution analysis showed that stock selection was the significant contributor to out-performance. With regard to country allocation, the overweighting in China added significant value, while the overweighting in Singapore and underweighting in Malaysia detracted value.

On a long-term basis, the Fund’s track record remains strong, with significant value added over the 1, 3, 5, 10 year and 20 year periods.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 3.  Performance of Asia Pacific Fund, the Region and Major World Markets * (on a gross (dividend reinvested) basis in USD terms)

Market Price (USD) Returns Gross (%)	1 Yr to 03/31/2008	3 Yrs to 03/31/2008	5 Yrs to 03/31/2008	10 Yrs to 03/31/2008	20 Yrs to 03/31/2008
Asia Pacific Fund – NAV	19.0	101.1	276.1	270.0	1,030.9
Asia Pacific Fund – Price	28.7	118.7	304.7	271.3	1,252.3
MSCI AC Far East Ex-Japan	17.9	89.3	255.8	159.2	635.0
MSCI World	–2.8	33.8	114.8	63.2	380.5
S&P Composite 500	–5.1	18.6	71.0	41.1	699.7
NASDAQ Composite	–6.1	18.7	81.8	59.8	594.3
MSCI Europe	0.7	53.7	187.3	96.4	778.2
MSCI Japan	–14.6	20.9	102.1	42.2	–10.0

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Source: Baring Asset Management, Factset

Portfolio Strategy

The Fund’s strategy over the last fiscal year was to focus on those markets and stocks expected to show upside earnings surprises and which are reasonably attractively valued. These included China, Singapore, Malaysia and Indonesia for the majority of the year. In the first quarter of 2008, the Manager’s focus switched to previously underperforming and cheaper markets, including Taiwan, Korea and Thailand. This was principally funded from sales in the HK-China, Singapore, Malaysia and Indonesia markets.

The themes favored by the Manager over the past year included: maintaining a pro-growth and pro-cyclical bias in the portfolio in order to participate in the positive earnings growth trend of China and other Asian markets; focusing on domestic reflation plays; energy and materials in China and ASEAN, in order to gain exposure to the stronger-for-longer China’s modernization and industrialization theme; and technology in Korea and Taiwan, as selective stocks in this sector offer unrecognized growth at attractive valuations. These investments were principally funded from Financials, and, to a lesser extent, Energy.

Over the fiscal year the Manager added the most value through stock selection. The top five contributors were overweight positions in Zijin Mining (Chinese gold miner), iShares FTSE/Xinhua A50 (Chinese A-share ETF), China Shenhua Energy (Chinese coal producer), and HK Exchanges (HK stock exchange); while the Fund also benefited by not holding a full weighting in TSMC (Taiwanese contract manufacturer for semiconductors).

The Asia Pacific Fund, Inc.

Table 4.  Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31 2007%	June 30 2007%	Sept 30 2007%	Dec 31 2007%	Mar 31 2008%
North Asia	72.9	79.2	78.3	102.3	77.4
Hong Kong/China	39.3	41.8	42.3	54.7	33.5
South Korea	18.4	21.0	20.5	28.8	25.2
Taiwan	15.2	16.4	15.5	18.8	18.7
ASEAN	22.0	19.0	16.5	21.7	15.6
Indonesia	3.2	2.3	3.2	4.2	1.9
Philippines	0.8	0.8	0.3	0.5	0.3
Malaysia	6.5	5.6	1.1	0.8	2.2
Singapore	11.5	10.3	11.9	15.3	7.5
Thailand	—	—	—	0.9	3.7
South Asia
India	1.9	1.3	1.3	2.1	1.8
Cash & Other	3.2	0.5	3.9	–26.1	5.2
*	Rounded up to one decimal place

At the time of writing, global and Asian equity markets are trying to find a floor. But a number of uncertainties persist, including: How deep and extended will the US recession be? To what extent this will spread? Will there be more write-offs in sub-prime and other distressed debt and leveraged loans, thus forcing US and European banks to look for further fresh equity? In sum, are more earnings downgrades to come? Cautious optimists would argue that many of these concerns have been priced into the markets while a ‘supportive’ Federal Reserve and a government prepared to assist in stabilizing the US financial system and to re-invigorate the US economy can be viewed positively.

Although the Asian region will see slightly slower GDP growth in 2008, the Manager remains optimistic that the secular growth trend of China and other countries in the region will continue. Asian neighbors are likely to continue to benefit from the increasing growth in trade within the region.

The Manager and his team continue to focus on investing in stocks with visible earnings growth and relatively inexpensive valuations.

Baring Asset Management (Asia) Limited

April 16th, 2008

The Asia Pacific Fund, Inc.

Portfolio of Investments

March 31, 2008

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS – 94.8%

	EQUITIES

	CHINA (INCLUDING HONG KONG) – 33.5%
598,000	Angang Steel Co. Ltd. (Class “H” Shares) (Materials)	$1,364,635
364,000	Anhui Conch Cement Co. Ltd. (Class “H” Shares) (Materials)	2,499,894
1,196,000	Anta Sports Products Ltd. (a) (Consumer Discretionary)	1,272,430
317,500	ASM Pacific Technology (Information Technology)	2,290,688
507,500	BOC Hong Kong Holdings Ltd. (Banking)	1,222,019
538,191	China Communications Construction Co. Ltd. (Class “H” Shares) (a) (Industrials)	1,189,426
2,325,000	China Construction Bank Corp. (Class “H” Shares) (Banking)	1,735,688
709,000	China Life Insurance Co. Ltd. (Class “H” Shares) (Diversified Financials)	2,436,927
596,500	China Merchants Bank Co. Ltd. (Class “H” Shares) (Banking)	2,065,579
772,000	China Mobile Ltd. (Telecommunications)	11,486,781
948,000	China Overseas Land & Investment Ltd. (Real Estate – Developers)	1,749,183
785,500	China Railway Construction Corp. (Class “H” Shares) (a) (Industrials)	1,079,947
209,000	China Shenhua Energy Co. Ltd. (Class “H” Shares) (Energy)	835,178
1,864,000	China Telecom Corp. Ltd. (Class “H” Shares) (Telecommunications)	1,168,795
163,000	CLP Holdings Ltd. (Utilities)	1,341,465
145,100	Esprit Holdings Ltd. (Consumer Discretionary)	1,741,353
471,200	Guangzhou R&F Properties Co. Ltd. (Class “H” Shares) (Real Estate – Developers)	1,250,253
122,100	Hang Seng Bank Ltd. (Banking)	2,210,544
150,000	Henderson Land Development Co. Ltd. (Real Estate – Developers)	1,065,832
1,143,000	Hengan International Group Co. Ltd. (Consumer Staples)	3,921,299
770,000	Hong Kong & China Gas Co. Ltd. (Utilities)	2,315,150
19,200	Hong Kong Aircraft Engineering Co. Ltd. (Industrials)	316,766
177,000	Hutchison Whampoa Ltd. (Industrials)	1,675,014
3,931,000	Industrial & Commercial Bank of China Ltd. (Class “H” Shares) (Banking)	2,737,630
816,400	iShares Asia Trust - iShares A50 China Tracker (Mutual Fund)	1,875,612
480,000	Li & Fung Ltd. (Consumer Discretionary)	1,779,343
641,500	Lifestyle International Holdings Ltd. (Consumer Discretionary)	1,363,342
509,500	MTR Corp. Ltd. (Industrials)	1,747,946
16,000	Nine Dragons Paper Holdings Ltd. (Materials)	13,014
910,000	Peace Mark Holdings Ltd. (Consumer Discretionary)	819,657
1,040,000	PetroChina Co. Ltd. (Class “H” Shares) (Energy)	1,298,889
326,500	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares) (Diversified Financials)	2,313,669
838,000	Ports Design Ltd. (Consumer Discretionary)	2,368,859
2,982,000	Sinofert Holdings Ltd. (Materials)	2,751,089
172,000	Sun Hung Kai Properties Ltd. (Real Estate – Developers)	2,682,994
232,200	Tencent Holdings Ltd. (Information Technology)	1,323,209
248,000	Wharf Holdings Ltd. (Real Estate – Developers)	1,167,880
2,832,000	Zijin Mining Group Co. Ltd. (Class “H” Shares) (Materials)	2,707,314

		75,185,293

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
	INDIA – 1.8%
30,810	ABB India Ltd. (Industrials)	$906,138
18,595	Bharat Heavy Electricals Ltd. (Industrials)	955,404
13,679	Housing Development Finance Corp. Ltd. (Banking)	811,381
233,859	Zee Entertainment Enterprises Ltd. (Consumer Discretionary)	1,434,222

		4,107,145

	INDONESIA – 1.9%
2,801,000	Bank Rakyat Indonesia (Banking)	1,917,034
1,507,500	PT Bumi Resources Tbk (Energy)	1,015,372
591,500	PT Indo Tambangraya Megah (a) (Energy)	1,317,300

		4,249,706

	MALAYSIA – 2.2%
488,600	IOI Corp. Berhad (Consumer Staples)	1,084,590
562,690	Parkson Holdings Berhad (a) (Materials)	1,099,519
329,500	Public Bank Berhad (Banking)	1,122,886
1,413,200	Resorts World Berhad (Consumer Discretionary)	1,519,902

		4,826,897

	PHILIPPINES – 0.3%
85,064	Ayala Corp. (Diversified Financials)	804,412

	SINGAPORE – 7.5%
446,000	CapitaLand Ltd. (Real Estate – Developers)	2,057,539
167,000	DBS Group Holdings Ltd. (Banking)	2,183,879
813,000	SIA Engineering Co. (Industrials)	2,333,067
140,333	Singapore Airlines Ltd. (Industrials)	1,590,464
643,000	Singapore Press Holdings Ltd. (Consumer Discretionary)	2,148,861
1,115,000	Singapore Telecommunications Ltd. (Telecommunications)	3,167,314
1,623,000	SMRT Corp. Ltd. (Industrials)	2,145,999
80,000	United Overseas Bank Ltd. (Banking)	1,112,427

		16,739,550

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description	Value (Note 1)
	SOUTH KOREA – 25.2%
9,181	CJ CheilJedang Corp. (a) (Consumer Staples)	$2,039,501
3,318	DC Chemical Co. Ltd. (Materials)	1,264,750
8,430	Doosan Heavy Industries & Construction Co. Ltd. (Industrials)	1,127,859
65,480	Doosan Infracore Co. Ltd. (Industrials)	2,178,589
36,255	GS Engineering & Construction Corp. (Industrials)	5,308,199
122,060	Hankook Tire Co. Ltd. (Consumer Discretionary)	1,935,015
11,598	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	1,118,402
39,620	Hyundai Engineering & Construction Co. Ltd. (a) (Industrials)	3,440,521
5,910	Hyundai Heavy Industries Co. Ltd. (Industrials)	2,210,991
2,084	KCC Corp. (Industrials)	963,772
57,263	Kookmin Bank (Banking)	3,203,282
32,707	KT&G Corp. (Consumer Staples)	2,562,794
23,688	LG Electronics, Inc. (Consumer Discretionary)	3,037,690
3,266	MegaStudy Co. Ltd. (Consumer Discretionary)	1,088,282
7,700	NHN Corp. (a) (Information Technology)	1,796,809
8,596	POSCO (Materials)	4,131,566
45,993	Samsung Corp. (Industrials)	3,223,016
19,238	Samsung Electronics Co. Ltd. (Information Technology)	12,102,059
56,197	Shinhan Financial Group Co. Ltd. (Banking)	2,967,742
4,786	SK Telecom Co. Ltd. (Telecommunications)	901,286

		56,602,125

	TAIWAN – 18.7%
1,565,000	Advanced Semiconductor Engineering Inc. (Information Technology)	1,524,844
1,308,000	Asia Cement Corp. (Materials)	2,337,905
1,024,000	Asustek Computer, Inc. (Information Technology)	2,999,918
419,000	Cathay Financial Holding Co. Ltd. (Diversified Financials)	1,068,895
940,000	Chunghwa Telecom Co. Ltd. (Telecommunications)	2,472,259
1,752,937	Far Eastern Textile Ltd. (b) (Industrials)	2,954,307
153,000	Firich Enterprises Co. Ltd. (Information Technology)	1,571,323
1,028,000	First Financial Holding Co. Ltd. (Banking)	1,077,760
3,684,340	Goldsun Development & Construction Co. Ltd. (Materials)	2,680,226
101,000	High Tech Computer Corp. (Information Technology)	2,270,709
720,136	Hon Hai Precision Industry Co. Ltd. (Information Technology)	4,124,612
387,000	Powertech Technology, Inc. (Information Technology)	1,388,535
970,000	Synnex Technology International Corp. (Information Technology)	2,637,371
1,014,000	Taiwan Cement Corp. (Materials)	1,965,951
575,000	Taiwan Fertilizer Co. Ltd. (Materials)	2,507,859
2,166,001	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	4,498,911
3,464,000	Yuanta Financial Holding Co. Ltd. (a) (Diversified Financials)	3,249,691
505,000	Yulon Motor Co. Ltd. (Consumer Discretionary)	734,739

		42,065,815

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
	THAILAND – 3.7%
344,900	Bangkok Bank PCL (Banking)	$1,522,665
856,400	Kasikornbank PCL (Banking)	2,502,423
415,000	PTT Exploration & Production PCL (Energy)	1,990,313
933,800	Shin Corp. PCL (Telecommunications)	897,172
920,400	Total Access Communication PCL (Telecommunications)	1,337,408

		8,249,981

Units
	RIGHTS

	MALAYSIA
141,320	Resorts World Berhad (Consumer Discretionary) (cost $0)	22,483

	Total long-term investments (cost $169,093,195)	212,853,407

	SHORT-TERM INVESTMENT – 2.8%
Shares
	MONEY MARKET MUTUAL FUND

	UNITED STATES
6,247,327	JPMorgan Prime Money Market Fund/Premier (cost $6,247,327)	6,247,327

	Total Investments – 97.6% (cost $175,340,522; Note 4)	219,100,734
	Other assets in excess of liabilities – 2.4%	5,375,459

	Net Assets – 100.0%	$224,476,193

The following annotations are used in the Portfolio of Investments:

(a) Non-income producing securities.

(b) An Independent Director of the Fund is Chairman and Chief Executive Officer of the Company.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2008 was as follows:

Information Technology	17.2%
Industrials	15.7
Banking	12.6
Materials	11.3
Consumer Discretionary	10.0
Telecommunications	9.6
Diversified Financials	4.4
Real Estate – Developers	4.4
Consumer Staples	4.3
Mutual Funds	3.6
Energy	2.9
Utilities	1.6

97.6
Other assets in excess of liabilities	2.4

Total	100.0%

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

March 31, 2008

Assets
Investments, at value (cost $175,340,522)	$219,100,734
Foreign currency (cost $4,943,853)	4,945,588
Receivable for investments sold	14,991,100
Dividends and interest receivable	612,346
Prepaid assets	54,552

Total assets	239,704,320

Liabilities
Payable for investments purchased	14,578,102
Accrued expenses and other liabilities	446,792
Investment management fee payable	157,129
Administration fee payable	46,104

Total liabilities	15,228,127

Net Assets	$224,476,193

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	131,192,212

131,295,653

Distribution in excess of net investment income	(2,375,858)
Accumulated net realized gains on investments and foreign currency transactions	51,810,281
Net unrealized appreciation on investments and foreign currencies	43,746,117

Net Assets, March 31, 2008	$224,476,193

Net Assets Value per share: ($224,476,193 ÷ 10,344,073 shares of common stock outstanding)	$21.70

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year ended March 31, 2008

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $423,720)	$5,495,985
Interest	1,956

Total income	5,497,941

Expenses
Investment management fee	2,384,354
Administration fee	695,530
Custodian’s fees and expenses	400,000
Directors’ fees and expenses	315,000
Reports to shareholders	240,000
Legal fees and expenses	180,000
Insurance expense	157,000
Loan interest expense (Note 6)	49,589
Audit fees and expenses	49,000
Transfer agent’s fees and expenses	35,000
Registration expenses	24,000
Miscellaneous	43,875

Total expenses	4,573,348

Net investment income	924,593

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	108,445,949
Foreign currency transactions	(172,932)

108,273,017

Net change in unrealized appreciation on:
Investments	(48,941,327)
Foreign currencies	(7,663)

(48,948,990)

Net gain on investments and foreign currencies	59,324,027

Net Increase in Net Assets
Resulting from Operations	$60,248,620

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

	Year ended March 31,
Increase in Net Assets	2008	2007

Operations
Net investment income	$924,593	$801,966
Net realized gain on investments and foreign currency transactions	108,273,017	39,582,752
Net change in unrealized appreciation on investments and foreign currencies	(48,948,990)	26,308,718

Net increase in net assets resulting from operations	60,248,620	66,693,436

Dividends from net investment income (Note 1)	(9,413,105)	(2,011,922)
Distributions paid from capital gains (Note 1)	(74,891,086)	(28,568,260)

Total dividends and distributions	(84,304,191)	(30,580,182)

Total increase (decrease)	(24,055,571)	36,113,254

Net Assets
Beginning of year	$248,531,764	$212,418,510

End of year	$224,476,193	$248,531,764

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation

Investments are stated at value. Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value has been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value on the date the New York Stock Exchange is open for trading.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Asia Pacific Fund, Inc.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts

A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes

It is the Fund’s intention to continue to meet the requirements of the US Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends and interest, and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 2.	Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”) and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee, is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2008 aggregated $308,175,458 and $395,296,685 respectively.

The Asia Pacific Fund, Inc.

Note 4.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present distributions in excess of net investment income and accumulated net realized gains on investment and foreign currency transactions on the statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains on investment and foreign currency transactions. For the year ended March 31, 2008, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gains on investments and foreign currency transactions by $6,540,813 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, the tax adjustments of passive foreign investment companies and a distribution reclass. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended March 31, 2008 the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $41,790,053 of ordinary income and $42,514,138 of long-term capital gains. For the year ended March 31, 2007 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $4,860,680 of ordinary income and $25,719,502 of long-term capital gains.

As of March 31, 2008, the accumulated undistributed earnings on a tax basis were $451,247 of ordinary income and $52,306,678 of long term-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to reclass of net realized foreign currency losses and net realized and unrealized gain (loss) on passive foreign investment companies. The Fund incurred currency losses from November 1, 2007 to March 31, 2008 of $43,193, which it will defer in the current fiscal year and recognize in the fiscal year ending March 31, 2009.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of March 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$178,620,832	$50,719,295	$(10,239,393)	$40,479,902

The difference between book basis and tax basis is attributable to deferred losses on wash sales and marking to market of unrealized gains on passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $40,465,807 which included other tax basis adjustments of $(14,095) that were primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Funds’ financial statements. The Fund’s federal and

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $30,000,000 or 20% of the Fund’s net assets, whichever is lower. Interest on any borrowings under the credit facility will be at LIBOR plus 0.50%. The Fund pays a commitment fee of .05% on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements including the provision of portfolio leverage.

At March 31, 2008, there was no balance outstanding. During the year ended March 31, 2008, the Fund utilized the credit facility and had an average daily outstanding loan balance of $12,081,081 during the 37 day period that the loan was outstanding, at an average interest rate of 3.99%. The maximum amount of loan outstanding during the period was $30,000,000. The interest expense during the year ended March 31, 2008 was $49,589.

Note 7.	New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in

The Asia Pacific Fund, Inc.

derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year ended March 31,
Per Share Operating Performance:	2008	2007
Net asset value, beginning of year	$24.03	$20.54

Net investment income	0.09	0.08
Net realized and unrealized gain on investments and foreign currency transactions	5.73	6.37

Total from investment operations	5.82	6.45

Less dividends and distributions:
Dividends from net investment income	(0.91)	(0.20)

Distributions paid from capital gains	(7.24)	(2.76)

Total dividends and distributions	(8.15)	(2.96)

Net asset value, end of year	$21.70	$24.03

Market value, end of year	$19.75	$21.22

Total investment return (a)	28.68%	30.39%

Ratios to Average Net Assets:
Total expenses (including loan interest) (b)	1.54%	1.78%
Net investment income	0.31%	0.35%

Supplemental Data:
Average net assets (000 omitted)	$297,765	$230,490
Portfolio turnover rate	105%	86%
Net assets, end of year (000 omitted)	$224,476	$248,532

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratio without loan interest expense would have been 1.52%, 1.68%, 1.78%, 1.94% and 2.03% for the fiscal years ended March 31, 2008, 2007, 2006, 2005, and 2004, respectively. Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year ended March 31,
Per Share Operating Performance:	2006	2005	2004
Net asset value, beginning of year	$16.62	$14.90	$9.10

Net investment income	0.11	0.18	0.09
Net realized and unrealized gain on investments and foreign currency transactions	4.49	1.69	5.89

Total from investment operations	4.60	1.87	5.98

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.18)

Distributions paid from capital gains	(0.56)	—	—

Total dividends and distributions	(0.68)	(0.15)	(0.18)

Net asset value, end of year	$20.54	$16.62	$14.90

Market value, end of year	$18.39	$14.65	$13.90

Total investment return (a)	30.32%	6.48%	73.83%

Ratios to Average Net Assets:
Total expenses (including loan interest) (b)	2.24%	2.01%	2.06%
Net investment income	.61%	1.18%	0.74%

Supplemental Data:
Average net assets (000 omitted)	$184,611	$155,484	$128,632
Portfolio turnover rate	122%	73%	73%
Net assets, end of year (000 omitted)	$212,419	$171,933	$154,135

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratio without loan interest expense would have been 1.52%, 1.68%, 1.78%, 1.94% and 2.03% for the fiscal years ended March 31, 2008, 2007, 2006, 2005, and 2004, respectively. Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Asia Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2008, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2007 and the financial highlights for each of the years in the four-year period ended March 31, 2007 were audited by another independent registered public accounting firm, whose report dated May 17, 2007, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 16, 2008

The Asia Pacific Fund, Inc.

U.S. Federal Tax Information (Unaudited)

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended March 31, 2008.

During the fiscal year ended March 31, 2008, the Fund paid $4.04 per share of ordinary income dividends and $4.11 per share of long-term capital gain distributions.

For the fiscal year ended March 31, 2008, the Fund designated 17.82% of ordinary income distributions as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 46.16% of the ordinary income dividends as qualified short-term capital gains (QSTCG) under The American Jobs Act of 2004.

Interest-related dividends and short-term capital gains do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year ended March 31, 2008.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2008, the Fund intends on passing through $410,152 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $5,263,627.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you received in January of each year.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Co., formerly known as Equiserve) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (48)	Director (Class II***)	Since 2006

Robert H. Burns (78)	Director (Class II***)	Since 1986

Olarn Chaipravat (63)	Director (Class I***)	Since 1986

Michael J. Downey (64)	Director and Chairman (Class I***)	Since 1986 Since 1999

Douglas Tong Hsu (65)	Director (Class II***)	Since 1986

Duncan M. McFarland (64)	Director (Class I***)	Since 2005

David G. P. Scholfield (64)	Director (Class II***)	Since 1988

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1

Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Formerly, President and Chief Executive Officer (October 1992-January 1999), Director and Senior Executive Vice President (July 1990-September 1992) and Senior Executive Vice President (September 1987-June 1990), The Siam Commercial Bank, Public Company Limited, Thailand.	1

Private Investor; formerly Managing Partner Lexington Capital LLC (1997-2004).	1	Director, AllianceBernstein L.P. Mutual Fund Complex; Trustee, Merger Fund; Director, Acquisition Corporation.

Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); Trustee, Financial Accounting Foundation (since 2001).	1	Director of Gannett Co., Inc. and NYSE Euronext.

Formerly, Managing Director Hong Kong, Bank of Bermuda Ltd. (1998-2004).	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Nicholas T. Sibley (69)	Director (Class III***)	Since 2001

Interested Directors

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

David J. Brennan (50)*	Director (Class III***)	Since 1990

Robert F. Gunia (61)*	Vice President, Director and Treasurer (Class III***)	Since 1988 Since 1989 Since 1999

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd. and Director of Corney and Barrow Group Ltd.	1	Director of Tanzanite One Limited.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services.	2	Vice President and Director of 148 Funds in the Prudential Mutual Fund complex and Vice President of The Greater China Fund, Inc.

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Brian A. Corris (49)	President	Since 2007

M. Sadiq Peshimam (44)	Assistant Treasurer	Since 2005

Deborah A. Docs (50)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (45)	Assistant Secretary	Since 2007

Valerie M. Simpson (49)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (45)	Deputy Chief Compliance Officer	Since 2008

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Director of Institutional Group of Barings Asset Management; Joined Baring Asset Management in 2005; formerly Head of Institutional Pension Funds at Isis Asset Management, previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.

Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services.

Director and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department.

Vice President and Senior Compliance Officer (since March 2006) of Prudential Investments; Vice President – Financial Reporting (since March 2006) for Prudential Life and Annuities Finance; Chief Compliance Officer of The Prudential Variable Contract Account-2 (VCA-2), Nicholas-Applegate Fund, Inc. and The Greater China Fund, Inc.

Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007), Nicholas-Applegate Fund, Inc. (since February 2008) and VCA-2 (since March 2008).

*	Mr. Brennan is an “Interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an “Interested person” because he is an officer of the Fund.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, Prudential Financial and the Prudential Financial logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your Privacy Privacy 0019 Ed. 4/2008 NS

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

Connecticut General Variable Annuity Contract I & II

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Cash Accumulation Trust

Greater China Fund, Inc., The

High Yield Income Fund, Inc., The

High Yield Plus Fund, Inc., The

JennisonDryden Mutual Funds

MoneyMart Assets, Inc.

Nicholas-Applegate Fund, Inc.

Prudential Capital Partners, L.P.

Prudential Bache Commodities, LLC

Prudential Institutional Liquidity Portfolio, Inc.

Strategic Partners Mutual Funds

Target Asset Allocation Funds, Inc.

Target Portfolio Trust, The

PB Financial Services, Inc.

CGOV-D2385

Why should you consider reinvesting?

•  It’s Convenient – Fund shares are automatically purchased for you.

•  It Saves Money – Invest at no brokerage cost or at reduced costs.

•  It’s Smart – By regularly reinvesting dividends and capital gains, you will be following the time-tested investment approach called “Dollar Cost Averaging”, that actually allows you to purchase more shares when prices are low and less when they are high. Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities and investors should consider their financial ability to continue participating in such a plan. Over time the average cost per share is usually lower than if the entire investment had been made all at once!

•  It’s More Efficient – There’s no extra paperwork. You’ll regularly receive an account statement that shows total dividends, date of investment and number of shares purchased.

•  If your shares are held through a brokerage firm, bank or other nominee, you should instruct them to participate on your behalf. If they are unable to accommodate your request, you may wish to register your shares in your own name, which will enable you to participate directly in the plan.

Help Your Asia Pacific Fund Shares Grow

One of the easiest – and smartest – ways is by choosing to automatically reinvest your dividends and capital gains. This disciplined investment approach harnesses the asset building power of compounding that provides the potential for your money to grow faster.

☐  Yes! Send me a reinvestment brochure.

Name (Please Print)
Street	City
State/Zip Code	Daytime Telephone
Financial Adviser, if any
Firm
City

Asset Building the Easy Way ...

Reinvest Your Dividends

Call 1-800-451-6788

In the United States

Or Send in This Card

    Place

    Stamp

    Here

COMPUTERSHARE TRUST COMPANY N.A.

P.O. BOX 43011

PROVIDENCE, RI 02940-3011

USA

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile   +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO •

• TAIPEI • TOKYO • TORONTO •

• VIENNA •

APBA

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

On January 17, 2008, the Board of Directors of The Asia Pacific Fund, Inc. (the “Fund”) voted to appoint KPMG LLP (“KPMG”), as independent registered public accountant for the year ending March 31, 2008.

(a) Audit Fees

For the fiscal year ended March 31, 2008, KPMG, the Registrant’s principal accountant, billed the Registrant $49,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended March 31, 2007 Ernst & Young LLP, the Registrant’s principal accountant, billed the Registrant $53,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David G.P. Scholfield (Chairman), Robert H. Burns, Michael J. Downey, Duncan M. McFarland and Nicholas T. Sibley.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia)

(together, the “Companies”)

Section Three

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Seek approval from the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies; and

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee approval has been granted for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Section Three

Proxy Voting Policies and Procedures

For North American Clients

A. Overview of the Companies’ Proxy Voting Responsibilities

1.	Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds maintained by Bankers Trust Co. (the “BIFIT” and “Big T” funds), but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.	Investment Managers Must Ensure That Proxy Voting On Securities In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1536, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.	The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B. Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.	In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C. Proxy Voting Policies

1.	The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part,

proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

4.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

5.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

6.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

7.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

8.	Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin and European countries. Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

9.	Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.	Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D. Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

With respect to The Asia Pacific Fund, Inc. and the Greater China Fund, Inc. (“Funds”), the Companies will disclose the material conflict in writing to the person or persons designated by the Funds, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)	the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)	the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)	the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Funds of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

KHIEM TRONG DO —

(a)(1)	Khiem Trong Do, Head of Asia Multi-Asset, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 11 years with 30 years of investment experience in total.

Manager of Asia Pacific Fund, Inc.: from July 2004 – present

Khiem became the Head of the Asia Multi-Asset group in 2006. He is a member of the Strategic Policy Group, the Asia Pacific Specialist Investment Team and a member of the Global Multi-Asset Group. Khiem joined Baring Asset Management in 1996 as an Investment Strategist for the Asia Pacific region from Citicorp Global Asset Management in Sydney, where he was the Chief Investment Officer, the chair of the Australian Asset Allocation Committee, and a member of the CGAM International Asset Allocation Committee. Khiem’s prior experience includes seven years at Bankers Trust Australia and seven years at Equitilink Australia Ltd. Khiem received his B.A. in Economics (Hons.) from Macquarie University

(Australia). He was designated an Associate Member of the Securities Institute of Australia (the Australian CFA equivalent) in 1979. Khiem is fluent in English, Vietnamese, and French.

Khiem Do is the lead fund manager for the Fund. He works closely with his research team, composed of other fund managers and analysts.

FRANKI CHUNG —

(a)(1)	Franki Chung, Asia Pacific Equity Investment Manager, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 5 years with 14 years of investment experience in total.

Franki rejoined Barings in 2007 to manage our flagship Asian products and formulate the investment strategy for the region. Franki joined Barings in 1994 as an analyst covering Australia and New Zealand, and then Thailand in 1995. He was promoted to Investment Manager in 1996, covering Singapore, Malaysia, ASEAN and then Hong Kong / China. In 1999, he joined Canadian Imperial

Bank of Commerce to manage their retail and institutional funds. Before rejoining Barings, he held the role of Executive Director, Head of Asian Equities, at CIBC, responsible for the stock selection and asset allocation in Asia Pacific including Japan. Franki received his Bachelor of Science (Economics) from the University of London in 1991 and M.B.A. from the Australian Graduate School of Management at the University of New South Wales in 1993. He was awarded the CFA designation in 1998. Franki speaks fluently English, Mandarin and Cantonese.

HENRY CHAN —

(a)(1)	Henry Chan, Head of Asian Investment Team, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 4 years with 12 years of investment experience in total.

Henry is responsible for the Asian investment policy and portfolio construction. He became the Head of the Asian Investment Team in 2006. Henry joined Baring

Asset Management in 2004 and assumed the lead role in driving our Asian institutional mandates and flagship retail products, namely, Baring Asia Growth and Baring Eastern Trust. At the specialist level, Henry is the co-manager the Baring China Absolute Return Fund, the Asia Pacific Fund, Inc. and Baring Korea Trust. Henry has extensive experience in the management of both Asian regional and specialist mandates. Prior to joining Baring Asset Management he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex Japan portfolios. His specialist experience covered a number of markets including Taiwan, Hong Kong, China, Korea and Japan. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios. Henry received his Bachelor Degree from the London School of Economics and Political Science in 1992. He was awarded the CPA designation in 1994 and became a CFA in 1997. Henry speaks fluent English, Cantonese and Mandarin.

(a)(2)	Mr. Chan managed 14 registered investment companies, other pooled investment vehicles and other accounts with a total of approximately $4 billion in assets in aggregate under management; Of these other accounts, 4 accounts with a total of approximately $0.5 billion in assets, had performance based fees.

Mr. Chung managed 7 registered investment companies, other pooled investment vehicles and other accounts with a total of approximately $1.5 billion in assets in aggregate under management; Of these other accounts, 1 accounts with a total of approximately $0.5 billion in assets, had performance based fees.

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)	Portfolio Managers are compensated via his/her annual salary plus potential for a bonus performance if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4)	None of the investment staff in the Asian team currently holds shares in the Asia Pacific Fund, Inc.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	May 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Brian A. Corris
Brian A. Corris
President and Principal Executive Officer

Date	May 21, 2008

By (Signature and Title)*	/s/Robert F. Gunia
Robert F. Gunia
Treasurer and Principal Financial Officer

Date	May 21, 2008

*	Print the name and title of each signing officer under his or her signature.